UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 26, 2004



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Information and Required FD Disclosure

     Press release dated April 23, 2004, "Simtek Announces Shareholder Meeting." A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

           Exhibit Number    Description
           --------------    -----------

                99.1 Press release, dated April 23, 2004, with respect to Shareholder Meeting

















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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SIMTEK CORPORATION


April 26, 2004                By:   /s/Douglas Mitchell
                                    --------------------------------------------
                                    Douglas Mitchell
                                    Chief Executive Officer, President and
                                    Chief Financial Officer (acting)






















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


                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

      99.1 Press release, dated April 23, 2004, with respect to Shareholder Meeting





















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